EXHIBIT 10(a)74
                               FIRST AMENDMENT TO
                              THE SOUTHERN COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         WHEREAS, effective as of January 1, 1997, Southern Company Services, Inc. ("Company") established The Southern Company Supplemental Executive Retirement Plan ("Plan") to provide deferred compensation benefits primarily for a select group of management or highly compensated employees which are not otherwise payable under The Southern Company Pension Plan as a result of the exclusion of incentive pay from the definition of earnings set forth under such Plan; and

         WHEREAS, the Company, through its Board of Directors, has reserved unto itself the authority to amend the Plan at any time; and

         WHEREAS, the Company wishes to provide for the withholding of the Hospital Insurance portion of the tax due under the Federal Insurance Contributions Act from payments made under the Plan; and

         WHEREAS, the Company desires to make certain other clarifying technical and miscellaneous changes.

         Accordingly, The Southern Company Supplemental Executive Retirement Plan is hereby amended in the following particulars, to be effective as of even date herewith:

                                       1.

         Amend Section 2.15 of the Plan by deleting said Section in its entirety and substituting the following in lieu thereof:

                  2.15 "Supplemental Pension Benefit" shall mean the pension benefit, if any, that is payable to a Participant under a group and/or individual supplemental benefit plan of an Affiliated Employer (as such term is defined therein).

                                       2.

         Amend Section 5.1(a)(1) of the Plan by deleting said Section in its entirety and substituting the following in lieu thereof:

                           (1) 1.70% (1.0% if subject to Article XV of the Pension Plan) of the Participant's Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Retirement Date, death or other termination of service, including a Social Security Offset, as adjusted, if necessary, under the terms of the Pension Plan for commencement prior to the Participant's Normal Retirement Date; less

                                       3.

         Amend Section 5.2 of the Plan by deleting said Section in its entirety and substituting the following in lieu thereof:

                  5.2      Distribution of Benefits.

                  (a) The SERP Benefit, as determined in accordance with Section 5.1, shall be payable in monthly increments on the first day of the month concurrently with the Participant's Retirement Income under the Pension Plan. The form in which the SERP Benefit is paid will be the same as elected by the Participant under the Pension Plan except that the amount of the monthly benefit will be modified at the appropriate time based on the commencement of payments as follows. Payments shall be adjusted to include three components:

                           (1) The amount necessary to pay the Hospital Insurance portion of the tax due under the Federal Insurance Contributions Act with respect to the accrued SERP Benefit determined upon retirement (or such other appropriate "resolution date" as defined under Treasury Regulation Section 31.3121(v)-2) calculated in accordance with
                                    Section 5.1;

                           (2) The amount estimated to pay the federal and state income tax withholding liability due on the amount paid under paragraph (1) above; and

                           (3) An adjusted monthly benefit determined on an actuarially equivalent basis in accordance with the terms of the Pension Plan which takes into account the amounts paid under paragraph (1) and (2) above and taking into account the form of benefit elected by the Participant under the Pension Plan.

         Upon adjustment, the remaining monthly payments shall equal the amount described in paragraph (3) above. The Beneficiary of a Participant's Pension Benefit shall be the same as the Provisional Payee, if any, of the Participant's Retirement Income under the Pension Plan.

                                       4.

         Effective July 1, 1998, the Plan shall include an Appendix A setting forth the Affiliated Employers as such term is defined therein as follows:

                                   APPENDIX A
                   THE SOUTHERN COMPANY SUPPLEMENTAL EXECUTIVE
             RETIREMENT PLAN AFFILIATED COMPANIES AS OF JULY 1, 1998

         Alabama Power Company
         Georgia Power Company
         Gulf Power Company
         Mississippi Power Company
         Savannah Electric and Power Company
         Southern Communications Services, Inc.
         Southern Company Energy Solutions, Inc.
         Southern Company Services, Inc.
         Southern Nuclear Operating Company, Inc.

                                       5.
         All parts of the Plan not inconsistent herewith are hereby ratified and affirmed.

         IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of Southern Company Services, Inc. pursuant to resolutions of the Board of Directors of the Company this ____ day of _______________________, 1998.

                         SOUTHERN COMPANY SERVICES, INC.



                          By:
                              Christopher C. Womack
                        Senior Vice President, Human Resources

ATTEST:


By:

Its:

                               SECOND AMENDMENT TO
                              THE SOUTHERN COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         WHEREAS, effective as of January 1, 1997, Southern Company Services, Inc. ("Company") established The Southern Company Supplemental Executive Retirement Plan ("Plan") to provide deferred compensation benefits primarily for a select group of management or highly compensated employees which are not otherwise payable under The Southern Company Pension Plan as a result of the exclusion of incentive pay from the definition of earnings set forth under such Plan; and

         WHEREAS, the Company, through its Board of Directors, has reserved unto itself the authority to amend the Plan at any time and approve participation in the Plan by subsidiaries of The Southern Company; and

         WHEREAS, the Company desires to permit Southern Energy Resources, Inc. to become an Affiliated Employer under the terms of the Plan.

         Accordingly, the Plan is hereby amended in the following particulars, to be effective as set forth below:

                                       1.

         Effective June 25, 1998, amend Appendix A of the Plan adding thereto Southern Energy Resources, Inc. as an Affiliated Employer.

                                       2.
         All parts of the Plan not inconsistent herewith are hereby ratified and affirmed.

         IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of Southern Company Services, Inc. pursuant to resolutions of the Board of Directors of the Company this ____ day of _______________________, 1998.


                         SOUTHERN COMPANY SERVICES, INC.


                         By:
                              Christopher C. Womack
                        Senior Vice President, Human Resources

ATTEST:

By:

Its: